                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      Know All Men By These Presents, that each person whose signature appears below constitutes and appoints JOHN P. JONES III or PAUL E. HUCK or W. DOUGLAS BROWN, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign one or more Registration Statements, and any amendments thereto, which may be required in connection with (i) the registration of Common Stock, Preferred Stock, Depositary Shares, Debt Securities, and Warrants, including the registration of Common Stock for issuance under any employee benefit or compensation plan, (ii) the registration of interests under any employee benefit or compensation plan maintained by the Company or (iii) any fundamental change in the information contained in such Registration Statements, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                   TITLE                                    DATE
                ---------                                   -----                                    ----
        /s/ John P. Jones III              Director, Chairman of the Board                     18 November 2004
-------------------------------------      (Principal Executive Officer)
           John P. Jones III


         /s/ Mario L. Baeza                                                                    18 November 2004
-------------------------------------
            Mario L. Baeza                                  Director


       /s/ Michael J. Donahue                                                                  18 November 2004
-------------------------------------
          Michael J. Donahue                                Director

                SIGNATURE                                   TITLE                                    DATE
                ---------                                   -----                                    ----
       /s/ Ursula F. Fairbairn                                                                 18 November 2004
-------------------------------------
          Ursula F. Fairbairn                               Director

         /s/ W. Douglas Ford                                Director                           18 November 2004
-------------------------------------
            W. Douglas Ford

      /s/ Edward E. Hagenlocker                             Director                           18 November 2004
-------------------------------------
         Edward E. Hagenlocker

        /s/ James F. Hardymon                               Director                           18 November 2004
-------------------------------------
           James F. Hardymon

         /s/ Terrence Murray                                                                   18 November 2004
-------------------------------------
            Terrence Murray                                 Director

        /s/ Lawrence S. Smith                                                                  18 November 2004
-------------------------------------
           Lawrence S. Smith                                Director


       /s/ Lawrason D. Thomas                                                                  18 November 2004
-------------------------------------
          Lawrason D. Thomas                                Director


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